Supplement dated June 1, 2001 to
                              CDC Nvest Star Funds
         Statement of Additional Information - Part I dated May 1, 2001

CDC Nvest Star Advisers Fund

The advisory agreement with respect to the Star Advisers Fund was amended effective June 1, 2001. In connection with this amendment, the table following the first paragraph in the section entitled "Advisory Fees" is revised to indicate that, with respect to the Star Advisers Fund, the Fund pays CDC IXIS Asset Management Advisers an advisory fee at the annual rate of 1.05% of the first $1 billion of the Fund's average daily net assets, 1.00% of the next $1 billion of the Fund's average daily net assets and 0.95% of such assets in excess of $2 billion.

In addition, the third paragraph of this section and immediately following table is revised to read as follows: Pursuant to separate subadvisory agreements, each dated October 30, 2000 (May 18, 2001 for the Loomis Sayles - Mid Cap Growth Segment), and each amended June 1, 2001, CDC IXIS Asset Management Advisers has delegated responsibility for the investment and reinvestment of assets of the segments of the Fund's portfolio to three different subadvisers: Kobrick Funds LLC ("Kobrick"), Loomis, Sayles & Company, L.P. ("Loomis Sayles") (which manages two of the four segments) and Harris Associates L.P. ("Harris Associates"). For the services described in the subadvisory agreements, the Fund has agreed to pay its respective subadvisers a subadvisory fee at the annual rate set forth in the following table:

                                                     Subadvisory fee payable to subadviser
     Fund                  Subadviser              (as a % of daily net assets of the segment)
--------------     --------------------------    ----------------------------------------------
CDC Nvest Star         Harris Associates         0.650%  of the first $50 million
Advisers Fund                                    0.600%  of the next $50 million
                                                 0.550%  of the next $400 million
                                                 0.500%  of amounts in excess of $500 million


                     Loomis Sayles - Mid Cap     0.550%  of the first $50 million
                         Growth Segment
                                                 0.500%  of the next $450 million

                                                 0.475%  of amounts in excess of $500 million


                    Loomis Sayles - Small Cap    0.550%  of the first $50 million
                    Value Segment and Kobrick    0.500%  of the next $250 million
                                                 0.475%  of the next $250 million
                                                 0.450%  of amounts in excess of $550 million